Exhibit 10.2

SeCURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (as amended from time to time, this “Purchase Agreement”) dated as of March 13, 2015 (the “Effective Date”), is by and among Pulmatrix Inc., a Delaware Corporation (the “Company”), and the persons or entities identified on Schedule A hereto (which persons or entities, with any of their successors or assignees, are hereinafter referred to individually as a “Purchaser” and collectively as the “Purchasers”). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

A.           WHEREAS, the Company has entered into the Agreement and Plan of Merger (the “Merger Agreement”) dated March 13, 2015 by and among the Company, Ruthigen, Inc. (“Ruthigen”), a Delaware corporation and Ruthigen Merger, Inc., a Delaware corporation and wholly-owned subsidiary of Ruthigen, Inc.; and

B.           WHEREAS, the Purchasers wish to purchase from the Company at the Closing (as defined in Section 2.2), and the Company wishes to sell 24,538,999 units (the “Units”), with each Unit consisting of one share of the Company’s common stock $0.00001 par value per share (the “Common Stock”) and a warrant to purchase 2.193140519 shares of Common Stock with an exercise price of $0.448266 per whole share in substantially the form of Exhibit A attached hereto (the “Warrants”), for an aggregate purchase price of $10,000,000 to the Purchasers at the Closing; and

C.           WHEREAS, Each Purchaser has agreed to purchase the number of Units, set forth opposite each such Purchaser’s name on Schedule A hereto and the Company has agreed to sell such Units on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Purchase Agreement, the parties hereto, intending to be legally bound, agree as follows:

Article I
PURCHASE OF COMMON STOCK

1.1	Purchase and Sale of the Units to the Purchasers.

(a)          On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Purchasers of up to 24,538,999 Units at the Closing (as defined below) in accordance with this Agreement.

(b)          Subject to and upon the terms and conditions set forth in this Purchase Agreement and in reliance on the representations and warranties set forth or referred to herein, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, at the Closing referred to in Section 2.02 below, if such Closing occurs, the number of Units set forth opposite the name of such Purchaser on Schedule A attached hereto under the caption “Number of Units Purchased”.

(c)          The Purchase Price payable by each Purchaser for the Units purchased by it at the Closing under this Purchase Agreement shall be an amount set forth opposite such Purchaser’s name on Schedule A hereto under the caption “Purchase Price”, as applicable. The aggregate purchase price of all Units to be issued and sold by the Company to the Purchasers pursuant to this Section 2.1 shall be up to $10,000,000.

(d)          The Company and the Purchasers, having adverse interests as a result of arm's length bargaining, agree that (i) neither the Purchasers nor any of their affiliates or partners have rendered or agreed to render any services to the Company in connection with this Agreement or the issuance of the Common Stock. The Purchase Price payable by each Purchaser for the Units purchased by it at the Closing under this Purchase Agreement shall be an amount equal to the number of Units set forth opposite each Purchaser’s name on Schedule A, multiplied by $0.4075146, which amount is set forth opposite such Purchaser’s name on Schedule A hereto under the caption “Purchase Price” for each Closing.

1.2	The Closing.

(a)          The closing of the sale and purchase of the Units under this Purchase Agreement shall be immediately prior to the closing of the Merger Agreement on the Effective Date (as defined in the Merger Agreement). No physical certificates evidencing the Units or the shares or Common Stock or Warrants comprising the Units will be issued and the Units, shares of Common Stock and Warrants will be issued in book-entry form only; provided, however, Pulmatrix shall cause Ruthigen to issue physical certificates for the securities of Ruthigen issued in exchange for the Common Stock and Warrants in the Merger. The parties agree that the delivery of this Purchase Agreement and any other documents at the Closing may be effected by means of an exchange of signatures by facsimile or electronic mail with original copies to follow by mail or courier service. From and after the Effective Date the Common Stock and Warrants comprising each Unit will automatically, without any further action of any person, separate. Prior to the Closing the Purchasers and the Company shall agree on a Purchase Price allocation among the shares of Common Stock and Warrants comprising the Units. Such allocation shall be final and binding on the parties hereto and no party shall take a different position regarding the purchase price allocation.

Article II
rEPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to the Purchasers.

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2           Corporate Power and Authority; Authorization; Enforceability. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Purchase Agreement and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing. This Purchase Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3           No Conflict. Neither the authorization, execution, delivery or performance of this Purchase Agreement, the consummation of the transactions contemplated hereby, or the sale, issuance and delivery of any of the shares of capital stock of the Company which may be issued pursuant to the terms of this Agreement will conflict with or result in a breach of or default under (or with due notice or lapse of time or both would result in a default under) the Company's certificate of incorporation or by-laws, as currently in effect, or any statute, law, rule, regulation, judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority.

2.4           Valid Issuance. Upon issuance against payment of the Purchase Price therefor, the shares of Common Stock included in the Units will be duly authorized, validly issued, fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Warrants when issued, against payment of the exercise price therefor, will be duly authorized, validly issued, fully paid and non-assessable.

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Article III
REPRESENTATION AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby severally and not jointly represents and warrants to the Company with respect to such Purchaser as follows:

3.1           Authorization. The execution, delivery and performance by each Purchaser of this Purchase Agreement have been duly authorized by all requisite corporate, partnership or other action on the part of such Purchaser. This Purchase Agreement has been duly executed and delivered by such Purchaser or on behalf of such Purchaser by a duly authorized representative of such Purchaser and constitutes valid and legally binding obligations of such Purchaser enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2           Investment Purpose; Restrictions. Each Purchaser is purchasing the Units for its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same. Such Purchaser understands and acknowledges that the Units, and the Common Stock and Warrants comprising the Units, have not been registered under the Securities Act, or applicable state securities laws and those securities therefore cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. Each Purchaser further represents that it understands and agrees that the Units, and Common Stock and Warrants comprising the Units, whether upon initial issuance or upon any permitted transfer thereof, shall be subject to the following legend:

THESE SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHA.LL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS

3.3           Information. Each Purchaser has been furnished with or has had access to all information it has requested from the Company and has had an opportunity to review the books and records of the Company and to discuss with management of the Company its business and financial affairs and has generally such knowledge and experience in business and financial matters and with respect to investments in securities of privately held development-stage companies so as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto; provided, however, that the foregoing shall in no way affect, diminish, or derogate from the representations and warranties made by the Company hereunder or the right of such Purchaser to rely thereon.

3.4           Accredited Investor. Each Purchaser is an “accredited investor” within the meaning set forth in Rule 501 under the Securities Act, is capable of evaluating the merits and risks of the transactions contemplated hereunder and is able to bear the economic risks of its investment in the Common Stock.

Article IV
CONDITIONS

4.1           Conditions to Purchasers’ Obligations at each Closing. Purchasers’ obligations under Article II of this Purchase Agreement are subject to the satisfaction of the following conditions:

(a)          Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Article III hereof shall be true and correct in all material respects as of the Effective Date;

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(b)          Legal Investment. On the Effective Date, the sale and issuance of the Units shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject;

(c)          Consents, Permits, and Waivers. At or prior to the Effective Date, the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Purchase Agreement; and

(d)          Delivery of the Common Stock. Following receipt of the Purchase Price for the Units, the Company shall deliver the duly executed and delivered to each Purchaser a Unit ledger evidencing that the Units have been issued and recorded on the books of the Company.

(e)          Effective Time. The Merger shall be consummated immediately following the issuance of the Units hereunder.

4.2           Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Units is subject to the satisfaction of the following conditions:

(a)          Representations and Warranties True. The representations and warranties in Article IV made by the Purchasers shall be true and correct as of the Effective Date;

(b)          Legal Investment. On each Effective Date, the sale and issuance of the Units shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject;

(c)          Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Purchase Agreement; and

(d)          Purchase Price Delivery. The Company shall have received from each Purchaser the purchase price for such Units being purchased hereunder in immediately available funds.

(e)          Effective Time. The Merger shall be consummated immediately following the issuance of the Units hereunder.

Article V
MISCELLANEOUS

5.1           Amendments and Waivers. This Purchase Agreement may be amended, and any term or provision of this Purchase Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) upon the written consent of the parties hereto.

5.2           Successors and Assigns. This Purchase Agreement may not be assigned, conveyed or transferred without the prior written consent of the Company; provided, however, a Purchaser that is partnership, corporation, trust, joint venture, unincorporated organization or other entity may transfer this Purchase Agreement to an Affiliate without the prior written consent of the Company. Subject to the foregoing, the rights and obligations of the Company and each Purchaser under this Purchase Agreement shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The terms and provisions of this Purchase Agreement are for the sole benefit of the parties hereto and their respective permitted successors and assigns, and are not intended to confer any third-party benefit on any other person.

5.3           Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of facsimile or electronic mail notice, when received, or, in the case of a nationally recognized courier service, one business day after delivery to such courier service, addressed as follows in the case of the Company and the Purchasers or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes and the Warrants:

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Company:	Pulmatrix Inc.

99 Hayden Avenue, Suite 390

Lexington, Massachusetts 02421

Attn: President

With a copy to:	Haynes and Boone, LLP

30 Rockefeller Plaza, 26th Floor

New York, New York 10112

Attn: Rick A. Werner, Esq.

Purchasers:	To the addresses set forth on the signature pages hereto

5.4           Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Purchaser, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

5.5           Counterparts. This Purchase Agreement may be executed by one or more of the parties to this Purchase Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

5.6           Severability. Any provision of this Purchase Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.7           Integration. This Purchase Agreement represent the agreement of the Company and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to the subject matter hereof not expressly set forth or referred to in this Purchase Agreement.

5.8           Governing Law. This Purchase Agreement shall be construed and enforced in accordance with and governed by the State of Delaware, without giving effect to the conflicts of law principles thereof.

5.9           Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Purchase Agreement shall be brought in the courts of the State of Delaware or of the United States of America for the District of Delaware. By execution and delivery of this Purchase Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 5.3 hereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COMPANY:

PULMATRIX INC.

By:	/s/ Robert Clarke
Robert Clarke,
Chief Executive Officer

Address:	99 Hayden Avenue, Suite 390
Lexington, MA 02421
Phone: 781-357-2333
Fax: 78 -357-2399

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PURCHASERS:

ARCH VENTURE FUND VII, L.P.

By:	ARCH VENTURE PARTNERS VII, L.P.
Its:	General Partner

By:	ARCH VENTURE PARTNERS VII, LLC
Its	General Partner

By:	/s/ Keith Crandell
Its:	Managing Director

Address:	c/o ARCH Venture Partners
8725 West Higgins Road
Suite 290
Chicago, IL 60631
Attn: Mark McDonnell
Phone:
Fax: (773) 380-6606

With a copy to:
c/o ARCH Venture Partners
1000 Second Avenue, Suite 3700
Seattle, WA 98104
Attn: Steven Gillis
Fax: (206) 674-3026

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PURCHASERS:

5AM VENTURES LLC, by its Manager
5AM CO-INVESTORS LLC, by its Manager

5AM Partners LLC

By:	/s/ Andrew J. Schwab
Andrew J. Schwab, Managing Director

Address:	c/o 5AM Ventures
2200 Sand Hill Road, Suite 110
Menlo Park, CA 94025
Phone:
Fax:

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PURCHASERS:

POLARIS VENTURE PARTNERS IV, L.P.
By: Polaris Venture Management Co. IV, L.L.C., its General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND IV, L.P.
By: Polaris Venture Management Co. IV, L.L.C., its General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS V, L.P.
By: Polaris Venture Management Co. V, L.L.C., its
General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C., its
General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PURCHASERS:

POLARIS VENTURE PARTNERS
FOUNDERS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C., its
General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS SPECIAL
FOUNDERS’ FUND V, L.P.
By: Polaris Venture Management Co. V, L.L.C., its
General Partner

By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

Address:	1000 Winter Street, Suite 3350
Waltham, MA 02451
Phone: 781-290-0770
Fax: 781-290-0880

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PURCHASERS:

ALTITUDE LIFE SCIENCE VENTURES II, L.P.

By:	Altitude Life Science Ventures II, LLC
Its:	General Partner

By:	/s/ David Maki
Name:	David Maki
Title:	Member

Address:	David Maki
Altitude Life Science Ventures
701 5th Avenue
Suite 5400
Seattle, WA 98104
Phone: 206-999-3348

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SCHEDULE A

List of Purchasers

Purchasers	Number of Units Purchased	Number of Shares Included in Units Purchased	Number of Shares issuable upon exercise of Warrants included in Units Purchased	Purchase Price
ARCH Venture Fund VII, L.P.	6,134,750	6,134,750	13,454,368.8	$2,500,000.20
5AM Ventures LLC	2,866,241	2,866,241	6,286,069.274	$1,168,035.06
5AM Co-Investors LLC	406,034	406,034	890,489.6175	$165,464.79
Polaris Venture Partners IV, L.P.	2,703,480	2,703,480	5,929,111.53	$1,101,707.58
Polaris Venture Partners Entrepreneurs’ Fund IV, L.P.	50,682	50,682	111,152.7478	$20,653.66
Polaris Venture Partners V, L.P.	6,024,144	6,024,144	13,211,794.30	$2,454,926.64
Polaris Venture Partners Entrepreneurs’ Fund V, L.P.	117,411	117,411	257,498.8215	$47,846.70
Polaris Venture Partners Founders’ Fund V, L.P.	41,266	41,266	90,502.13666	$16,816.50
Polaris Venture Partners Special Founders’ Fund V, L.P.	60,241	60,241	132,116.978	$24,549.09
Altitude Life Science Ventures II, L.P.	6,134,750	6,134,750	13,454,368.8	$2,500,000.20
Totals	24,538,999	24,538,999	53,817,473.00	$10,000,000.42